UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2006

BULLDOG TECHNOLOGIES INC. (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50321
(Commission File Number)

980377543
(IRS Employer Identification No.)

301 – 11120 Horseshoe Way, Richmond, British Columbia, Canada V7A 5H7
(Address of principal executive offices and Zip Code)

(604) 271-8656
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01. Regulation FD Disclosure

On January 26, 2006, the Registrant announced today that its RoadBOSS™ GTS and YardBOSS™ products have been fully commercialized and are ready for deployment in the country of Mexico. Accordingly, the Registrant’s President and CEO, John Cockburn, will be a key note speaker at the “2005 Excellence in Security Award” held in Mexico City today, January 26th, 2006. The Registrant’s Mexican partners will also speak and later give interviews to the national and international press in relation to announcements concerning Corporate/Government security and commerce initiatives.

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Item 9.01. Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on January 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BULLDOG TECHNOLOGIES INC.

/s/ John Cockburn
By: John Cockburn
President, Chief Executive Officer, Secretary, and Director

Date: January 26, 2006

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